                                                                    EXHIBIT 99.2

                    UNITED BANKSHARES, INC. AND SUBSIDIARIES
                                 Charleston, WV
                               Stock Symbol: UBSI
                    (In Thousands Except for Per Share Data)


Consolidated Statements of Income

                                                                           Three Months Ended
                                                          ----------------------------------------------------
                                                               March             March            December
                                                               2002              2001               2001
                                                          ---------------   ---------------    ---------------
Interest & Loan Fees Income                                       $85,238           $91,997            $86,621
Tax Equivalent Adjustment                                           2,803             2,868              2,954
                                                          ---------------   ---------------    ---------------
     Interest & Fees Income (FTE)                                  88,041            94,865             89,575
Interest Expense                                                   34,590            47,777             38,542
                                                          ---------------   ---------------    ---------------
     Net Interest Income (FTE)                                     53,451            47,088             51,033

Loan Loss Provision                                                 2,227             2,499              4,046

Non-Interest Income:
  (Loss) gain on Security Transactions                               (304)              142                705
  Income from Fiduciary Activities                                  2,274             2,015              1,922
  Service Charges on Deposits                                       7,155             6,017              7,196
  Income from Mortgage Banking Operations                           6,450             5,225              7,481
  Other Non-Interest Revenue                                          362               546                304
                                                          ---------------   ---------------    ---------------
     Total Non-Interest Income                                     15,937            13,945             17,608
                                                          ---------------   ---------------    ---------------

Non-Interest Expense:
  Staff Expense                                                    17,614            14,483             15,530
  Occupancy & Equipment                                             2,639             2,658              2,608
  Other Expenses                                                   10,826             8,622             11,059
  Amortization of Intangibles                                         585               792                902
  OREO Expense                                                        165               119                157
  FDIC Expense                                                        201               322                158
                                                          ---------------   ---------------    ---------------
     Total Non-Interest Expense                                    32,030            26,996             30,414
                                                          ---------------   ---------------    ---------------

Pre-Tax Earnings (FTE)                                             35,131            31,538             34,181

Tax Equivalent Adjustment                                           2,803             2,868              2,954
                                                          ---------------   ---------------    ---------------

Reported Pre-Tax Earnings                                          32,328            28,670             31,227

Taxes                                                              10,507             9,318             10,152
                                                          ---------------   ---------------    ---------------

Net Income                                                        $21,821           $19,352            $21,075
                                                          ===============   ===============    ===============

MEMO: Effective Tax Rate                                            32.50%            32.50%             32.51%

                    UNITED BANKSHARES, INC. AND SUBSIDIARIES
                                 Charleston, WV
                               Stock Symbol: UBSI
                    (In Thousands Except for Per Share Data)


Consolidated Balance Sheets

                                                       March 31          March 31
                                                         2002              2001
                                                         Q-T-D             Q-T-D            March 31          December 31
                                                        Average           Average             2002                2001
                                                      -----------       -----------        -----------        -----------
Cash & Cash Equivalents                               $  201,593        $  130,817         $  196,306         $  157,394

Securities Available for Sale                          1,155,749           903,282          1,197,491          1,147,280
Held to Maturity Securities                              266,468           345,035            276,092            281,436
                                                      ----------        ----------         ----------         ----------
  Total Securities                                     1,422,217         1,248,317          1,473,583          1,430,709
                                                      ----------        ----------         ----------         ----------
     Total Cash and Securities                         1,623,810         1,379,134          1,669,889          1,588,103
                                                      ----------        ----------         ----------         ----------

  Loans held for sale                                    200,622           174,010            223,388            368,625

  Commercial Loans                                     1,854,869         1,536,740          1,877,246          1,849,208
  Mortgage Loans                                       1,292,501         1,347,506          1,273,847          1,313,891
  Consumer Loans                                         339,117           301,469            340,362            339,235
                                                      ----------        ----------         ----------         ----------

     Loans & Leases, net of unearned income            3,486,487         3,185,715          3,491,455          3,502,334

Reserve for loan & Lease  Losses                         (47,599)          (40,901)           (47,889)           (47,408)

Goodwill                                                  81,348            34,832             81,392             80,848
Other Intangibles                                          7,565             4,048              7,270              7,750
                                                      ----------        ----------         ----------         ----------
   Total Intangibles                                      88,913            38,880             88,662             88,598

Real Estate Owned                                          3,681             2,426              4,099              2,763
Other Assets                                             123,927           110,922            127,977            130,553
                                                      ----------        ----------         ----------         ----------
     Total Assets                                     $5,479,841        $4,850,186         $5,557,581         $5,631,775
                                                      ==========        ==========         ==========         ==========

MEMO: Earning Assets                                  $5,144,000        $4,583,319         $5,290,237         $5,301,211
                                                      ==========        ==========         ==========         ==========

Interest-bearing Deposits                             $3,149,777        $2,865,822         $3,182,360         $3,134,008
Noninterest-bearing Deposits                             582,420           479,797            636,541            653,785
                                                      ----------        ----------         ----------         ----------
   Total Deposits                                      3,732,197         3,345,619          3,818,901          3,787,793

Short-term Borrowings                                    471,483           319,938            483,054            527,128
Long-term Borrowings                                     690,699           686,763            690,048            745,255
                                                      ----------        ----------         ----------         ----------
   Total Borrowings                                    1,162,182         1,006,701          1,173,102          1,272,383

Other Liabilities                                         70,758            58,736             59,942             65,070
                                                      ----------        ----------         ----------         ----------

     Total Liabilities                                 4,965,137         4,411,056          5,051,945          5,125,246
                                                      ----------        ----------         ----------         ----------

Common Equity                                            514,704           439,130            505,636            506,529
                                                      ----------        ----------         ----------         ----------
     Total Shareholders' Equity                          514,704           439,130            505,636            506,529
                                                      ----------        ----------         ----------         ----------

Total Liabilities & Equity                            $5,479,841        $4,850,186         $5,557,581         $5,631,775
                                                      ==========        ==========         ==========         ==========

                    UNITED BANKSHARES, INC. AND SUBSIDIARIES
                                 Charleston, WV
                               Stock Symbol: UBSI
                    (In Thousands Except for Per Share Data)

                                                                           Three Months Ended
                                                            --------------------------------------------------
                                                               March             March            December
                                                               2002              2001               2001
                                                            -------------   ---------------    ---------------
Share Data:

Earnings Per Share:
     Basic                                                    $      0.51       $      0.46        $      0.51
     Diluted                                                  $      0.50       $      0.46        $      0.49

Common Dividend Declared Per Share                            $      0.23       $      0.22        $      0.23

High Common Stock Price                                       $     29.97       $     23.25        $     29.50
Low Common Stock Price                                        $     27.56       $     19.44        $     26.25
Book Value Per Share                                          $     11.81       $     10.69        $     11.80
Tangible Book Value Per Share                                 $      9.74       $      9.78        $      9.73

52-week High Common Stock Price                               $     29.97       $     23.25        $     29.50
    Date                                                         03/28/02          03/01/01           12/31/01
52-week Low Common Stock Price                                $     21.55       $     16.38        $     19.44
    Date                                                         04/17/01          06/27/00           03/22/01

EOP Shares Outstanding (Net of Treasury Stock):                42,812,217        41,587,229         42,926,511

Average Shares Outstanding: (Net of Treasury Stock):
    Basic                                                      42,899,060        41,703,350         41,559,161
    Diluted                                                    43,548,650        42,020,236         42,217,513

Memorandum Items:

Tax Applicable to Security Transactions                       $      (106)      $        50        $       247

Common Dividends Declared                                     $     9,870       $     9,174        $     9,892

EOP Employees (full-time equivalent)                                1,340             1,277              1,361

                    UNITED BANKSHARES, INC. AND SUBSIDIARIES
                                 Charleston, WV
                               Stock Symbol: UBSI
                    (In Thousands Except for Per Share Data)

                                                                 Three Months Ended
                                                          --------------------------------
                                                            March      March     December
                                                             2002       2001       2001
                                                          ---------  ---------  ----------
Selected Yields and Net Interest Margin:

Loans                                                         7.17%      8.76%       7.55%
Investment Securities                                         6.23%      7.03%       6.10%
Money Market Investments/FFS                                  1.78%      6.19%       1.88%
   Average Earning Assets Yield                               6.89%      8.33%       7.12%
Interest-bearing Deposits                                     2.81%      4.69%       3.29%
Short-term Borrowings                                         2.03%      4.84%       2.39%
Long-term Borrowings                                          6.12%      6.38%       6.12%
   Average Liability Costs                                    3.25%      5.00%       3.65%
     Net Interest Spread                                      3.64%      3.33%       3.47%
     Net Interest Margin                                      4.16%      4.10%       4.07%


Selected Financial Ratios:

Return on Average Common Equity                              17.19%     17.87%      17.36%
Return on Average Assets                                      1.61%      1.62%       1.58%
Loan / Deposit Ratio                                         91.43%     91.60%      92.46%
Loan Loss Reserve / Loans, net of unearned income             1.37%      1.30%       1.35%
Nonaccrual Loans / Loans, net of unearned income              0.22%      0.24%       0.23%
90-Day Past Due Loans/ Loans, net of unearned income          0.19%      0.08%       0.27%
Non-performing Loans/ Loans, net of unearned income           0.41%      0.47%       0.50%
Non-performing Assets/ Total Assets                           0.51%      0.25%       0.54%
Primary Capital Ratio                                         9.87%      9.68%       9.57%
Shareholders' Equity Ratio                                    9.10%      8.93%       8.99%
Price / Book Ratio                                            2.50%      2.07%       2.45%
Price / Earnings Ratio                                       14.73%     12.01%      15.18%
Efficiency Ratio                                             44.88%     42.84%      43.21%

                                                            March      March     December
Credit Quality Data:                                         2002       2001       2001
                                                          ---------  ---------  ----------
EOP Non-Accrual Loans                                     $   7,824  $   7,588  $    8,068
EOP 90-Day Past Due Loans                                     6,540      4,698       9,522
                                                          ---------  ---------  ----------
   Total EOP Non-performing Loans                         $  14,364  $  12,286  $   17,590

EOP Non-performing Securities                                10,000                 10,000
EOP Other Real Estate & Assets Owned                          4,099      2,395       2,763
                                                          ---------  ---------  ----------
   Total EOP Non-performing Assets                        $  28,463  $  14,681  $   30,353
                                                          =========  =========  ==========

                                                                 Three Months Ended
                                                          --------------------------------
                                                            March      March     December
                                                             2002       2001       2001
                                                          ---------  ---------  ----------
Charge-off Analysis:
Gross Charge-offs                                           ($2,403)   ($2,672)    ($4,092)
Recoveries                                                      657        832         229
                                                          ---------  ---------  ----------
Net Charge-offs                                             ($1,746)   ($1,840)    ($3,863)
                                                          =========  =========  ==========